UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________
FORM 8-K
______________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 18, 2016

NVIDIA CORPORATION (Exact name of registrant as specified in its charter)

Delaware	0-23985	94-3177549
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2701 San Tomas Expressway, Santa Clara, CA (Address of principal executive offices)	95050 (Zip Code)
Registrant’s telephone number, including area code: (408) 486-2000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) Amendment and Restatement of Amended and Restated 2007 Equity Incentive Plan

On May 18, 2016, at the 2016 Annual Meeting of Stockholders, or the 2016 Annual Meeting, of NVIDIA Corporation, our stockholders approved an amendment and restatement of the NVIDIA Corporation Amended and Restated 2007 Equity Incentive Plan, or the 2007 Plan, to increase the available share reserve by 18,800,000 shares as described in our definitive proxy statement for the 2016 Annual Meeting filed with the Securities and Exchange Commission on April 7, 2016, or the Proxy Statement. The 2007 Plan previously had been approved, subject to stockholder approval, by the Compensation Committee of the Board of Directors of NVIDIA, or the Committee. A summary of the 2007 Plan is set forth in our Proxy Statement. That summary and the foregoing description of the 2007 Plan are qualified in their entirety by reference to the text of the 2007 Plan, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Amendment and Restatement of 2012 Employee Stock Purchase Plan

At the 2016 Annual Meeting, our stockholders also approved an amendment and restatement of the NVIDIA Corporation Amended and Restated 2012 Employee Stock Purchase Plan, or the 2012 Plan, to increase the available share reserve by 10,000,000 shares as described in the Proxy Statement. The 2012 Plan previously had been approved, subject to stockholder approval, by the Committee. A summary of the 2012 Plan is set forth in our Proxy Statement. That summary and the foregoing description of the 2012 Plan are qualified in their entirety by reference to the text of the 2012 Plan, which is filed as Exhibit 10.2 hereto and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the 2016 Annual Meeting, the following proposals were adopted by the margin indicated. Proxies for the 2016 Annual Meeting were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended, and there was no solicitation in opposition of management’s solicitation.

1.    The election of twelve (12) directors to serve for a one-year term until the 2017 Annual Meeting of Stockholders of NVIDIA Corporation. The results of the voting were as follows:

a. Robert K. Burgess
Number of shares For	406,396,167
Number of shares Withheld	609,979
Number of shares Abstaining	863,331
Number of Broker Non-Votes	61,314,492

b. Tench Coxe
Number of shares For	401,503,666
Number of shares Withheld	861,824
Number of shares Abstaining	5,503,987
Number of Broker Non-Votes	61,314,492

c. Persis S. Drell
Number of shares For	406,618,232
Number of shares Withheld	656,972
Number of shares Abstaining	594,273
Number of Broker Non-Votes	61,314,492

d. James C. Gaither
Number of shares For	403,084,500
Number of shares Withheld	1,313,960
Number of shares Abstaining	3,471,017
Number of Broker Non-Votes	61,314,492

e. Jen-Hsun Huang
Number of shares For	405,744,009
Number of shares Withheld	403,096
Number of shares Abstaining	1,722,372
Number of Broker Non-Votes	61,314,492

f. Dawn Hudson
Number of shares For	406,878,070
Number of shares Withheld	406,624
Number of shares Abstaining	584,783
Number of Broker Non-Votes	61,314,492

g. Harvey C. Jones
Number of shares For	403,048,625
Number of shares Withheld	1,118,129
Number of shares Abstaining	3,702,723
Number of Broker Non-Votes	61,314,492

h. Michael G. McCaffery
Number of shares For	404,788,854
Number of shares Withheld	782,230
Number of shares Abstaining	2,298,393
Number of Broker Non-Votes	61,314,492

i. William J. Miller
Number of shares For	399,927,158
Number of shares Withheld	1,019,064
Number of shares Abstaining	6,923,255
Number of Broker Non-Votes	61,314,492

j. Mark L. Perry
Number of shares For	403,107,160
Number of shares Withheld	663,217
Number of shares Abstaining	4,099,100
Number of Broker Non-Votes	61,314,492

k. A. Brooke Seawell
Number of shares For	403,297,620
Number of shares Withheld	686,157
Number of shares Abstaining	3,885,700
Number of Broker Non-Votes	61,314,492

l. Mark A. Stevens
Number of shares For	404,079,206
Number of shares Withheld	1,283,228
Number of shares Abstaining	2,507,043
Number of Broker Non-Votes	61,314,492

2.    The approval, on an advisory basis, of the compensation of our named executive officers as disclosed in the Proxy Statement. The results of the voting were as follows:

Number of shares For	398,480,045
Number of shares Against	8,260,412
Number of shares Abstaining	1,129,020
Number of Broker Non-Votes	61,314,492

3.    The ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered accounting firm for our fiscal year ending January 29, 2017. The results of the voting were as follows:

Number of shares For	465,916,054
Number of shares Against	2,821,978
Number of shares Abstaining	445,937
Number of Broker Non-Votes	—

4.    The approval of the 2007 Plan. The results of the voting were as follows:

Number of shares For	306,952,065
Number of shares Against	100,422,286
Number of shares Abstaining	495,126
Number of Broker Non-Votes	61,314,492

5.    The approval of the 2012 Plan. The results of the voting were as follows:

Number of shares For	405,733,504
Number of shares Against	1,750,528
Number of shares Abstaining	385,445
Number of Broker Non-Votes	61,314,492

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description .
10.1	Amended and Restated 2007 Equity Incentive Plan
10.2	Amended and Restated 2012 Employee Stock Purchase Plan

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NVIDIA Corporation
Date: May 23, 2016	By: /s/ Rebecca Peters
Rebecca Peters
Vice President, Corporate Affairs and Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description .
10.1	Amended and Restated 2007 Equity Incentive Plan
10.2	Amended and Restated 2012 Employee Stock Purchase Plan